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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): March 19, 2002


                       CHIQUITA BRANDS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


    New Jersey                1-1550               04-1923360
   (State or other         (Commission           (IRS Employer
   jurisdiction of         File Number)       Identification No.)
    incorporation)


                  250 East Fifth Street, Cincinnati, Ohio 45202
                    (Address of principal executive offices)

                    Registrant's telephone number, including area code:
                                 (513) 784-8000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and are omitted from this Report.

Item 5.  Other Events.

As previously reported, on November 28, 2001, Chiquita Brands International, Inc. (the "Company") filed a petition for reorganization under chapter 11 of the U.S. Bankruptcy Code, Case No. 01-18812, in the U.S. Bankruptcy Court for the Southern District of Ohio, Western Division, located in Cincinnati, Ohio (the "Bankruptcy Court") and on March 8, 2002, the Bankruptcy Court entered an order confirming the Company's Second Amended Plan of Reorganization (the "Plan"). None of the Company's direct or indirect subsidiaries were parties to the chapter 11 case or any related bankruptcy, reorganization or liquidation proceedings.

The Plan became effective on March 19, 2002 (the "Effective Date"), at which time, pursuant to the Plan, the Company filed its Third Restated Certificate of Incorporation, filed as Exhibit 3.1 hereto, in New Jersey and began issuing (a) 40,000,000 shares of Common Stock, par value $.01 per share (of which 800,000 shares are subject to delayed delivery), (b) $250,000,000 of 10.56% Senior Notes due 2009 pursuant to an Indenture dated as of March 15, 2002 between the Company and Wells Fargo Bank Minnesota, National Association, as trustee and a certificate of terms, filed as Exhibits 4.1 and 4.2 hereto and (c) 13,333,333 warrants pursuant to a Warrant Agreement between the Company and American Security Transfer Company Limited Partnership, as warrant agent, filed as
Exhibit 10.1 hereto; and all previously outstanding public debt and equity securities were cancelled. Reference is made to the Company's Press Release dated March 19, 2002, attached hereto as exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

3.1  *   Third Restated Certificate of Incorporation, incorporated by reference to Exhibit 1 to Form 8-A dated March 12, 2002.

4.1  *   Indenture dated as of March 15, 2002 between the Company and Wells
         Fargo Bank Minnesota, National Association, as trustee, incorporated by reference to Exhibit 3 to Form 8-A dated March 12, 2002.

4.2  *   Certificate of Actions Taken by the President of the Company
         Establishing the Terms of the Company's 10.56% Senior Notes due 2009, incorporated by reference to Exhibit 5 to Amendment No. 1 to Form 8-A dated March 18, 2002

10.1 * Warrant Agreement dated as of March 19, 2002 between the Company and American Security Transfer Company Limited Partnership, as warrant agent, incorporated by reference to Exhibit 4 to Amendment No. 1 to Form 8-A dated March 19, 2002

99.1     Press Release of the Company dated March 19, 2002.


*Incorporated by reference.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 19, 2002                 CHIQUITA BRANDS INTERNATIONAL, INC.


                                          By: /s/ William A. Tsacalis
                                              ------------------------------
                                              William A. Tsacalis
                                              Vice President and Controller